SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 16, 2007
SWIFT Master Auto Receivables Trust
(Issuing Entity with respect to Securities)
Wholesale Auto Receivables LLC
(Depositor with respect to Securities)
GMAC LLC
(Sponsor with respect to Securities)

Delaware	333-131524-02	38-3082709

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Mark E. Newman, Vice President Wholesale Auto Receivables LLC
200 Renaissance Center Detroit, Michigan	48265

(Address of principal executive offices)	(Zip Code)
Registrant’s Telephone Number, including area code: (313)656-6540

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Incorporation of Certain Documents by Reference
Item 9.01. Exhibits
SIGNATURES
EXHIBIT INDEX
Series 2007-2 Indenture Supplement
ISDA Master Agreement Schedule and Credit Support Annex
Confirmation of the Primary Basis Swap Relating to the Class A Notes
Confirmation of the Primary Basis Swap Relating to the Class B Notes
Confirmation of the Primary Basis Swap Relating to the Class C Notes
Swap Counterparty Rights Agreement
Triparty Contingent Assignment Agreement

Item 8.01. Incorporation of Certain Documents by Reference
     Wholesale Auto Receivables LLC has registered an issuance of $8,794,009,000 in principal amount of Securities (the “Securities”) on Form S-3 (Registration File No. 333-131524) under the Securities Act of 1933, as amended (the “Act”), filed on February 3, 2006, as amended by Amendment No. 1 on March 21, 2006, by Amendment No. 2 on April 13, 2006, by Post-Effective Amendment No. 1 on February 2, 2007 and by Amendment No. 1 to registration statement No. 333-141483 on June 1, 2007 (as amended, the “Registration Statement”). Pursuant to the Registration Statement, SWIFT Master Auto Receivables Trust (the “Issuing Entity”) issued $1,000,000,000 aggregate principal balance of Class A Floating Rate Asset Backed Notes, Series 2007-2 (the “Class A Notes”), $92,100,000 aggregate principal balance of Class B Floating Rate Asset Backed Notes, Series 2007-2 (the “Class B Notes”) and $39,500,000 Class C Floating Rate Asset Backed Notes, Series 2007-2 (the “Class C Notes” and, together with the Class A Notes and the Class B Notes, the “Offered Notes”) on October 16, 2007 (the “Closing Date”). On the Closing Date, the Issuing Entity also issued $13,200,000 aggregate principal balance Class D Floating Rate Asset Backed Notes, Series 2007-2 (the “Class D Notes”) and a $171,000,000 aggregate principal balance Class E Floating Rate Asset Backed Note, Series 2007-2 (the “Class E Note” and, together with the Offered Notes and the Class D Notes, the “Notes”). Only the Offered Notes were offered publicly for sale. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Offered Notes, the forms of which were filed as Exhibits to the Registration Statement.
     The Notes were issued pursuant to the Series 2007-2 Indenture Supplement (the “Series 2007-2 Indenture Supplement”), attached hereto as Exhibit 4.4, dated as of the Closing Date, between the Issuing Entity and The Bank of New York Trust Company, N.A., as Indenture Trustee (the “Indenture Trustee”) to an indenture (the “Indenture”), dated as of June 20, 2007, between the Issuing Entity and the Indenture Trustee.
     The Notes evidence indebtedness of the Issuing Entity, the assets of which consist primarily of a revolving pool of receivables arising under floor plan financing agreements between GMAC LLC and a group of retail automotive dealers franchised by General Motors (such revolving pool the “Pool of Accounts”).
     As of the Closing Date, the Pool of Accounts had the characteristics described in the Prospectus Supplement dated as of October 10, 2007 filed with the Commission pursuant to Rule 425(b)(5) of the Act on October 12, 2007.

Item 9.01. Exhibits

4.4	Series 2007-2 Indenture Supplement to the Indenture, between the Issuing Entity and The Bank of New York Trust Company, N.A., as Indenture Trustee, dated as of October 16, 2007.

99.1	ISDA Master Agreement Schedule and Credit Support Annex between the Issuing Entity and Citibank, N.A., dated as of October 16, 2007.

99.2	Confirmation of the Primary Basis Swap Relating to the Class A Notes between the Issuing Entity and Citibank, N.A., dated as of October 16, 2007.

99.3	Confirmation of the Primary Basis Swap Relating to the Class B Notes between the Issuing Entity and Citibank, N.A., dated as of October 16, 2007.

99.4	Confirmation of the Primary Basis Swap Relating to the Class C Notes between the Issuing Entity and Citibank, N.A., dated as of October 16, 2007.

99.5	Swap Counterparty Rights Agreement among Citibank, N.A., GMAC LLC, Wholesale Auto Receivables LLC, the Issuing Entity, HSBC Bank USA, National Association, as Owner Trustee, and The Bank of New York Trust Company, N.A., as Indenture Trustee, dated as of October 16, 2007.

99.6	Triparty Contingent Assignment Agreement among the Issuing Entity, GMAC LLC and Citibank, N.A., dated as of October 16, 2007.

SIGNATURES
          Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHOLESALE AUTO RECEIVABLES LLC
By:	/s/ WILLIAM J. McGRANE III
	Name:	William J. McGrane III
	Title:	Controller

Dated: October 19, 2007

EXHIBIT INDEX

Exhibit
No.	Description

4.4	Series 2007-2 Indenture Supplement to the Indenture, between the Issuing Entity and The Bank of New York Trust Company, N.A., as Indenture Trustee, dated as of October 16, 2007.

99.1	ISDA Master Agreement Schedule and Credit Support Annex between the Issuing Entity and Citibank, N.A., dated as of October 16, 2007.

99.2	Confirmation of the Primary Basis Swap Relating to the Class A Notes between the Issuing Entity and Citibank, N.A., dated as of October 16, 2007.

99.3	Confirmation of the Primary Basis Swap Relating to the Class B Notes between the Issuing Entity and Citibank, N.A., dated as of October 16, 2007.

99.4	Confirmation of the Primary Basis Swap Relating to the Class C Notes between the Issuing Entity and Citibank, N.A., dated as of October 16, 2007.

99.5	Swap Counterparty Rights Agreement among Citibank, N.A., GMAC LLC, Wholesale Auto Receivables LLC, the Issuing Entity, HSBC Bank USA, National Association, as Owner Trustee, and The Bank of New York Trust Company, N.A., as Indenture Trustee, dated as of October 16, 2007.

99.6	Triparty Contingent Assignment Agreement among the Issuing Entity, GMAC LLC and Citibank, N.A., dated as of October 16, 2007.